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                                                                  Exhibit 3.15.4

                               ARTICLES OF MERGER

                                       OF

                   ANKER WEST VIRGINIA MINING COMPANY, INC.

                                       AND

                         PINE VALLEY COAL COMPANY, INC.

I. The Plan of Merger of Anker West Virginia Mining Company, Inc., the Surviving Corporation, and Pine Valley Coal Company, Inc., the Merging Corporation, is as follows:

                                 PLAN OF MERGER

                                       OF

                   ANKER WEST VIRGINIA MINING COMPANY, INC.

                                       AND

                         PINE VALLEY COAL COMPANY, INC.

            1. Anker West Virginia Mining Company, Inc. is a corporation organized and existing under the laws of the State of West Virginia.

            2. Pine Valley Coal Company, Inc., is a corporation organized and existing under the laws of the State of West Virginia.

            3. Pine Valley Coal Company, Inc. (the "Merging Corporation") shall be merged with and into Anker West Virginia Mining Company, Inc. (the "Surviving Corporation") under and pursuant to the Code of West Virginia of 1931, as amended, Chapter 31,
                  Article 1, Sections 34 and 117.

            4. The shares of the Merging Corporation shall be surrendered and shall not be converted into shares, obligations or other securities of the Surviving
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                  Corporation, or of any other corporation, or, in whole or in part, into cash or other property.

            5. The merger of the Merging Corporation with and into the Surviving Corporation shall be effective at midnight on the date on which the Certificate of Merger is issued by the Secretary of State of West Virginia.

II. The number of outstanding shares of capital stock of the Surviving Corporation is Five Hundred (500) shares of common stock. The number of outstanding shares of capital stock of the Merging Corporation is One Thousand (1,000) shares of common stock.

III. The number of shares of the Surviving Corporation voted for and against the foregoing Plan of Merger were Five Hundred (500) shares and zero (0) shares, respectively. The number of shares of the Merging Corporation voted for and against the foregoing Plan of Merger were One Thousand (1,000) shares and zero (0) shares, respectively.

DATED: August 26, 1997.

                                     ANKER WEST VIRGINIA MINING COMPANY, INC., a West Virginia corporation,


                                     By: /s/ Richard B. Bolen
                                         ---------------------------------------
                                     Name: Richard B. Bolen
                                     Its: President

                                                    and


                                     By: /s/ Michael M. Matesic
                                         ---------------------------------------
                                     Name: Michael M. Matesic
                                     Its: Secretary


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                                     PINE VALLEY COAL COMPANY, INC.,
                                     a West Virginia corporation,


                                     By: /s/ Michael J. Haynes
                                         ---------------------------------------
                                     Name: Michael J. Haynes
                                     Its: President

                                     and

                                     By: /s/ Michael M. Matesic
                                         ---------------------------------------
                                     Name: Michael M. Matesic
                                     Its: Secretary


STATE OF WEST VIRGINIA,

COUNTY OF Raleigh, to-wit:

            I, Mary Ann Worley, a Notary Public, do hereby certify that on this 26th day of August, 1997, personally appeared before me Richard B. Bolen, who, being by me first duly sworn, declared that he is the President of Anker West Virginia Mining Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

            My Commission Expires: September 25, 2006


                                          /s/ Mary Ann Worley
                                          --------------------------------------
                                          Notary Public

[NOTARY SEAL]

            OFFICIAL SEAL
            NOTARY PUBLIC
       STATE OF WEST VIRGINIA
           MARY ANN WORLEY
           105 MORTON AVE.
          BECKLEY, WV 25801
My commission expires Sept. 25, 2006


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STATE OF WEST VIRGINIA,

COUNTY OF Raleigh, to-wit:

            I, Mary Ann Worley, a Notary Public, do hereby certify that on this 26th day of August, 1997, personally appeared before me Michael J. Haynes, who, being by me first duly sworn, declared that he is the President of Pine Valley Coal Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

            My Commission Expires: September 25, 2006.


                                          /s/ Mary Ann Worley
                                          --------------------------------------
                                          Notary Public

[NOTARY SEAL]

            OFFICIAL SEAL
            NOTARY PUBLIC
       STATE OF WEST VIRGINIA
           MARY ANN WORLEY
           105 MORTON AVE.
          BECKLEY, WV 25801
My commission expires Sept. 25, 2006

The foregoing Articles of Merger were prepared by:
Carl H. Cather, III
SPILMAN, THOMAS & BATTLE
990 Elmer Prince Drive, Suite 205
P. O. Box 4474
Morgantown, WV  26504-4474


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